EXHIBIT 10.2

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

MARCH 26, 1996

                             BISCAYNE APPAREL, INC.

              (INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA)

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

NO. W-2

      FOR VALUE RECEIVED, BISCAYNE APPAREL, INC. (the "Company"), a Florida corporation, hereby certifies that Trivest, Inc., a Delaware corporation, or transferees or assigns (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, up to 200,000 fully paid and non-assessable shares of Common Stock at a price of $0.75 per share (the "Exercise Price").

      The term "Common Stock" means the Common Stock, par value $.01 per share, of the Company as constituted on March 26, 1996 (the "Base Date"). The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock." The term "Other Securities" means any other equity or debt securities that may be issued by the Company in addition thereto or in substitution for the Warrant Stock. The term "Company" means and includes the corporation named above as well as (i) any immediate or more remote successor corporation resulting from the merger or consolidation of such corporation (or any immediate or more remote successor corporation of such corporation) with another corporation, or (ii) any corporation to which such corporation (or any immediate or more remote successor corporation of such corporation) has transferred its property or assets as an entirety or substantially as an entirety.

      Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any



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such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

      The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

         1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time, or from time to time during the period commencing on January 1, 1997 and expiring 5:00 p.m. Eastern Time on December 31, 2001 (the "Expiration Date") or, if such day is a day on which banking institutions in New York are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or his or her duly authorized attorney. In the alternative, the Exercise Price for the number of shares specified in the Warrant Exercise Form may be paid by (i) surrendering to the Company securities of the Company having a fair market value equal to the Exercise Price, or (ii) deducting from the number of shares of Warrant Stock to be delivered upon exercise of the Warrant a number of shares which has an aggregate fair market value equal to the Exercise Price. Fair market value shall be determined as provided in paragraph 3 hereof. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant. Notwithstanding any other provisions hereof, if an exercise of any portion of the Warrant is to be made in connection with a public offering of Common Stock, the exercise of any portion of this Warrant may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

         2. RESERVATION OF SHARES; LISTING OF SHARES. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and Other Securities) from time to time receivable upon exercise of this Warrant. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free

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of all preemptive rights. The Company will use its best efforts to cause the
Warrant Stock, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock are listed at the time of such exercise.

         3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the holder an amount equal to the fair market value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant. For purposes of this Warrant, the fair market value of a share of Common Stock shall be determined as follows:

                 (a) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or system; or

                 (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                 (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         4. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

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         5.   RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

         6. ANTI-DILUTION PROVISIONS. In order to prevent dilution of the rights granted under the Warrant, the following provisions shall apply:

              6.1 ADJUSTMENT FOR RECAPITALIZATION. If the Company shall at an time subdivide its outstanding shares of Common Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its shareholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the Exercise Price pursuant to this Section 6.1 shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

              6.2  ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.
In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the Base Date or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in
Section 1.1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

              6.3 ADJUSTMENT FOR SHARE ISSUANCES. In the event the Company shall issue or sell any shares of Common Stock (other than shares which may be purchased under the Warrant, shares purchased pursuant to options or warrants outstanding as of the date of this Warrant, or shares issued pursuant to the Company's stock option plans for employees and directors) without consideration or for consideration consisting solely of cash in an amount per share less than the current market price per share of shares of Common Stock (as determined pursuant to paragraph 3 hereof) or the Exercise Price in effect immediately prior to the time of such issuance or sale, then in each such event, the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately prior thereto (the "Initial Number") shall be adjusted so that the Holder shall be entitled to receive the number of shares of Warrant Stock determined by

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multiplying the Initial Number by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of such issuance plus the number of additional shares of Common Stock to be issued or offered for purchase and of which the denominator shall be the number of shares of Common Stock outstanding on the date of such issuance plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be issued or to be offered for purchase would purchase at such current market price.

              6.4 ADJUSTMENT FOR ISSUANCE OF CONVERTIBLE SECURITIES. In the event that at any time hereafter the Company shall in any manner grant any right to subscribe for or to purchase, or issue, or sell, or any option for the purchase of shares of Common Stock (other than options issued under the Company's stock option plans for employees and directors) or any stock or other securities convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "Convertible Securities"), and the minimum price per share for which shares of Common Stock are issuable pursuant to such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, or issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon the conversion or exchange of the total maximum amount of such Convertible Securities) shall be less than the current market price per share of shares of Common Stock (as determined pursuant to paragraph 3 hereof) or the Exercise Price in effect immediately prior to the time of the granting of such rights or options or issuance or sale of such rights, options or Convertible Securities, then the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issued or issuable upon the exercise of such rights or options shall (as of the date of the granting of such rights or options or issuance or sale of such Convertible Securities) be deemed to be outstanding and to have been issued or sold for purposes of Section
6.3 hereof for the price per share as so determined; provided, that no further adjustment of the number of shares of Common Stock issuable upon exercise of the Warrant shall be made upon the actual issue of shares of Common Stock so deemed to have been issued; and further provided, that, upon the expiration or termination of any unexercised rights, options, warrants or conversion or exchange privileges for which any adjustment was made pursuant to Section 6.3 and this Section 6.4, the number of shares of Common Stock issuable upon exercise of the Warrant shall be readjusted, and shall thereafter be such number as would have prevailed had the number of shares of Common Stock issuable upon exercise of the Warrant been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale, or grant

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of all such rights, options, warrants or Convertible Securities whether or not exercised; PROVIDED, HOWEVER, that no such readjustment shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of the Warrant by an amount in excess of the amount of the adjustment initially made for the issuance, sale or grant of such rights, options, warrants, or Convertible Securities.

              6.5 PAYMENT OF CASH DIVIDENDS. If the Company shall pay any dividends on the shares of Common Stock in cash, the Exercise Price for the Warrant Stock shall be reduced by the amount of any such dividend paid in cash on each share of Common Stock and, if as a result of this paragraph 6.5 the Exercise Price shall have been reduced to zero, any such amounts which would otherwise be applied to reduce the Exercise Price will be paid to the Holder in cash.

              6.6 ADJUSTMENT OF EXERCISE PRICE. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 6, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and
(y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

             6.7 NO DILUTION. The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, while any Warrant is outstanding, the Company (a) will not permit the par value, if any, of the shares of stock receivable upon the exercise of this Warrant to be above the amount payable therefor upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable stock upon the exercise of all Warrants at the time outstanding.

              6.8 CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an executive officer of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to each Holder.

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              6.9  NOTICES OF RECORD DATE, ETC.  In case:

                  (a) the Company shall take a record of the holders of its Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                  (c) of any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each holder of the Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant.

         7.   REGISTRATION RIGHTS.

              7.1 PIGGYBACK REGISTRATION RIGHTS. If the Company, at any time during the period commencing on the date hereof and ending on the Expiration Date, proposes to file a registration statement on a general form for registration under the Securities Act, other than a registration effected solely to implement any employee benefit plan or a transaction to which Rule 145 promulgated under the Securities Act is applicable, and relating to securities issued or to be issued by it, then it shall give written notice of such proposal to each Holder at least 30 days prior to filing such registration statement with the Securities and Exchange Commission. If, within 20 days after the giving of such notice, the Holder shall request in writing that all or any shares of Warrant Stock or Other Securities issued or issuable to the Holder upon exercise of this Warrant be included in such proposed registration, the Company will also register such securities as shall have been requested in writing; provided, however, that:

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                  (a)  the Holder shall cooperate with the Company in the
preparation of such registration statement to the extent required to furnish information concerning such owners therein;

                  (b) the Holder may not request that its shares of Warrant Stock or Other Securities be included, pursuant to this Section 7.1, in more than two registration statements;

                  (c) if any underwriter or managing agent is purchasing or arranging for the sale of the securities then being offered by the Company under such registration statement, then the Holder (i) shall agree to have the securities being so registered sold to or by such underwriter or managing agent on terms substantially equivalent to the terms upon which the Company is selling the securities so registered, or (ii) if such underwriter or managing agent so requests, shall delay the sale of such securities for the 90 day period commencing with the effective date of the registration statement; and

                  (d) (i) if in the written opinion of the Company's managing underwriter, if any, for the offering contemplated by such registration statement, the inclusion of all or a portion of the shares of Warrant Stock or Other Securities requested to be registered, when added to the securities being registered by the Company or any selling security holder, will exceed the maximum amount of the Company's securities which can be marketed (A) at a price reasonably related to their then current market value, or (B) without otherwise materially adversely affecting the entire offering, then the Company may exclude from such offering a pro rata portion of the shares of Warrant Stock or Other Securities requested to be registered as required by the managing underwriter;

                     (ii) if securities are proposed to be offered for sale pursuant to such registration statement by other security holders of the Company and the total number of securities to be offered by the holders of all the Warrants and shares of Warrant Stock and Other Securities and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above) the aggregate number of shares of Warrant Stock and Other Securities to be offered by the Holders pursuant to such registration statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Holders of all the Warrants) as the original number of shares of Warrant Stock or Other Securities proposed to be sold by the Holders of all the Warrants bears to the total original number of securities proposed to be offered by the Holders of all the Warrants and the other selling security holders; and

                    (iii) and in the event the Company exercises the rights granted under this Section 7.1, the Holder(s) shall retain any remaining demand registration rights and piggyback registration rights for their shares of Warrant Stock or Other Securities (to the extent not registered) as set forth in this Section 7.1 and Section 7.2 hereof.

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              7.2  DEMAND REGISTRATION RIGHTS. In addition to the registration rights set forth in Section 7.1, the Company will, at any time prior to the Expiration Date or two years thereafter (to the extent exercised), upon the written request of the Holders of not less than 50% of the aggregate number of the shares of Common Stock issued or issuable upon exercise of the Warrants (a "Request"), within a reasonable period after receipt of such Request, prepare and file and take such reasonable steps as may be required to have declared effective, a registration statement under the Securities Act, covering such shares of Warrant Stock or Other Securities issued or issuable upon exercise of the Warrant requested by such Holders, and in connection therewith shall advise the persons entitled thereto of their rights under Section 7.1 hereof; provided, however that:

                  (a) The Company may include any securities issued or to be or managing agents as it deems necessary or desirable for the purpose of purchasing or arranging for the sale of the securities then being offered by the Company under such registration statement; and

                  (b) such Holders shall cooperate with the Company in the preparation of such registration statement to the extent required to furnish information concerning such owners therein.

              7.3 COMPANY OBLIGATIONS. In connection with the filing of a registration statement pursuant to Section 7.1 or 7.2 hereof, the Company shall:

                  (a) notify the Holders as to the filing thereof and of all amendments thereto filed prior to the effective date of said registration statement;

                  (b) notify the Holders promptly after it shall have received notice of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed;

                  (c) prepare and file without expense to the Holders any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with Section 10(a)(3) of the Securities Act or advisable in connection with the proposed distribution of the securities by the Holders;

                  (d) take all reasonable steps to qualify the shares of Warrant Stock or Other Securities, issued or issuable upon exercise of this Warrant for sale under the securities or blue sky laws of such reasonable number of states as such Holders may designate in writing and to register or obtain the approval of any federal or state authority which may be required in connection with the proposed distribution, except, in each case, in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition to the qualification of such securities;

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                  (e)  notify the Holders of any stop order suspending the
effectiveness of the registration statement and use its reasonable best efforts to remove such stop order;

                  (f) undertake to keep such registration statement and prospectus effective for a period of nine months after its effective date; and

                  (g) furnish to the Holders as soon as available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment required to be prepared pursuant to the foregoing provisions of Section 7.1 or 7.2 hereof, all in such quantities as the Holders may from time to time reasonably request.

              7.4 FEES AND EXPENSES. The Holders of the shares of Warrant Stock or Other Securities being so registered agree to pay all applicable underwriting discounts and commissions, brokerage commissions and transfer taxes with respect to the securities owned by them being registered. The Company will pay all other costs and expenses in connection with a registration statement to be filed pursuant to Section 7.1 or 7.2 hereof including, without limitation, the fees and expenses of counsel for the Company and the Holders, the fees and expenses of its accountants and all other costs and expenses incident to the preparation, printing and filing under the Securities Act of any such registration statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such securities for sale in such reasonable number of states as Holders have designated, including fees and disbursements of counsel for the Company, and the costs of supplying a reasonable number of copies of the registration statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to such Holders.

              7.5 INDEMNIFICATION. The Company agrees to enter into an appropriate cross-indemnity agreement with any underwriter (as defined in the Securities Act) for such Holders in connection with the filing of a registration statement pursuant to Sections 7.1 or 7.2 hereof. If the Company shall file any registration statement including therein all or any part of the shares of Warrant Stock or Other Securities, the Company and each Holder shall enter into an appropriate cross-indemnity agreement whereby the Company shall indemnify and hold harmless the Holder against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make statements therein not misleading unless such statement or omission was made in reliance upon and in conformity with written information furnished or required to be furnished by any such Holder, and each such Holder shall indemnify and hold harmless the Company, each of its directors and officers who have signed the registration statement and each person, if any, who controls the Company, within the meaning of the Securities Act against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make statements therein not misleading, if the statement or omission was made in reliance upon

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and in conformity with written information furnished or required to be furnished by such Holder expressly for use in such registration statement.

              7.6 MISCELLANEOUS. Nothing herein shall be construed to require any of the Holders who may desire to include any shares of Warrant Stock in any registration statement referred to in Section 7.1 or 7.2 hereof to exercise their Warrants prior to the effective date of any registration statement and such Holders, at their option, to the extent permissible by law, may exercise the Warrants against payment of the proceeds of the sale of such Warrant Stock or Other Securities pursuant to a registration statement.

         8. TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant and any Warrant Stock or Other Securities may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock or Other Securities may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 8 with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

         9. LEGEND. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Stock, all certificates representing shares shall bear on the face thereof substantially the following legend:

              The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or unless an opinion of counsel to the Corporation is obtained stating that such disposition is in compliance with an available exemption from such registration.

         10. ADJUSTMENT FOR MANAGEMENT FEE REDUCTION. The Company has entered into that certain First Amendment to Amended and Restated Management Agreement, dated the date hereof, with the Holder (the "Management Agreement Amendment"). Notwithstanding anything to the contrary contained herein, in the event the Manager (as defined in the Management Agreement Amendment) is entitled to and elects to receive any or all of the Cash Payment of the 1996 Reduction Amount (as defined in the Management Agreement Amendment), the number of shares of Warrant Stock issuable to the Holder hereunder shall be reduced by an amount equal to such Cash Payment of the 1996 Reduction Amount, subject to the anti-dilution adjustments provided herein.

         11. NOTICES. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, at the address of such party as set forth on the first page, or at such other address of which the Company or the Holder has been advised by notice hereunder.

         12. APPLICABLE LAW. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Florida.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                            BISCAYNE APPAREL, INC.




                                            By:_______________________________

                              WARRANT EXERCISE FORM

      The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _____ shares of Common Stock of Biscayne Apparel, Inc., a Florida corporation, and hereby makes payment of $ ____________________ in payment therefor.



     __________________________________________________________________________

     Signature

     __________________________________________________________________________

     Signature, if jointly held


     __________________________________________________________________________

     Date





                       INSTRUCTIONS FOR ISSUANCE OF STOCK
         (IF OTHER THAN TO THE REGISTERED HOLDER OF THE WITHIN WARRANT)



Name___________________________________________________________________________
        (Please typewrite or print in block letters)


Address________________________________________________________________________

       ________________________________________________________________________

Social Security or Taxpayer
      Identification Number____________________________________________________

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, _____________________________________________________

hereby sells, assigns and transfers unto

Name___________________________________________________________________________
                  (Please typewrite or print in block letters)


the right to purchase Common Stock of Biscayne Apparel, Inc., a Florida corporation, represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint __________________________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.



DATED:_______________________, 199__.


                                        _______________________________________
                                        Signature

                                        _______________________________________
                                        Signature, if jointly held